UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 8, 2016

Park-Ohio Holdings Corp.
(Exact name of registrant as specified in charter)

Ohio (State or other jurisdiction of incorporation)	000-03134 (Commission File Number)	34-1867219 (IRS Employer Identification No.)

6065 Parkland Blvd.
Cleveland, OH 44124
(Address of Principal Executive Offices)

(440) 947-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2016, John D. Grampa, a current member of the Board of Directors (the “Board”) of Park-Ohio Holdings Corp. (the “Company”) and one of the four members of the Board whose terms expire at the Company’s 2016 annual meeting of shareholders (the “2016 Class”), resigned as a member of the 2016 Class. On the same date, the Board elected Mr. Grampa to serve as a member of the Board in the class of directors that will stand for re-election at the Company’s 2017 annual meeting of shareholders. Mr. Grampa was initially appointed to the Board in July 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.

By:    /s/ Robert D. Vilsack
Name: Robert D. Vilsack
Title: Secretary and General Counsel

Dated: March 10, 2016